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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                      ------------------------------------



                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                              NEMATRON CORPORATION
             (Exact name of registrant as specified in its charter)


               MICHIGAN                                   38-2483796
(State of incorporation or organization)    (I.R.S. Employer Identification No.)


        5840 ANN ARBOR, MICHIGAN                          48103
(Address of principal executive offices)                (Zip Code)


If this form relates to the registration of a class of securities pursuant to
Section 12(b) Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [x]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective of the pursuant to General Instruction A.(d), please check the following box. [ ]


        Securities to be registered pursuant to Section 12(b) of the Act:

          Title of each Class           Name of Each Exchange on Which
          to be Registered              Each Class is to be Registered
          ----------------              ------------------------------
          Common Stock, no par value    American Stock Exchange, Inc.


     Securities to be registered pursuant to Section 12(g) of the Act: None



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ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

     The Registrant incorporates by reference herein the description of the Registrant's Common Stock, no par value, contained in the Registration Statement on Form 10, No. 0-21142, filed under the Securities Exchange Act 0f 1934, as amended.

ITEM 2.   EXHIBITS

Exhibit No.    Description
-----------    -----------
1.1            Articles of Incorporation, as amended previously filed as Exhibit
               3.1 to the Registrant's Quarterly Report on Form 10-QSB for the
               quarter ended September 30, 1999 and incorporated herein by reference.

1.2            Amended and Restated Bylaws, as amended, previously filed as
               Exhibit 3.02 to the Registrant's Form 10-KSB for the fiscal year ended September 30, 1994 and incorporated herein by reference.



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                                    SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                              NEMATRON CORPORATION


                              By:  /s/ David P. Gienapp
                                   -------------------------------------------
                                   David P. Gienapp, Vice President -
                                   Finance & Administration

Dated:  November 19, 1999